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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                FEBRUARY 1, 1999
                Date of Report (Date of earliest event reported)


                             ROUGE INDUSTRIES, INC.
             (Exact Name of Registrant as Specified in its Charter)


      DELAWARE                    1-12852                 38-3340770
(State of Incorporation)   (Commission File Number)   (I.R.S. Employer
                                                      Identification No.)


            3001 MILLER ROAD, P. O. BOX 1699, DEARBORN, MI 48121-1699 (Address of Registrant's Principal Executive Offices) (Zip Code)



                                 (313) 317-8900
              (Registrant's telephone number, including area code)
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 ITEM 5. OTHER EVENTS.

     On February 2, 1999, Rouge Industries, Inc. (the "Registrant") announced that an explosion and fire at the Rouge Complex Powerhouse on February 1, 1999 resulted in the interruption of the supply of electricity, process and heating steam, turbo air, mill water and other utilities to virtually all of the facilities of its major operating subsidiary, Rouge Steel Company. The loss of power resulted in a temporary shutdown of steel making facilities and the Registrant's corporate offices.

     On February 4, 1999, the Registrant announced that partial electricity and steam service had been restored to the Rouge Steel Company facilities through a combination of new power lines from Detroit Edison and temporary generators and package boilers.

     The Registrant has a substantial insurance program that provides coverage for damage to property destroyed, interruption of business operations and expenses incurred to minimize the period of disruption to operations. Although the full extent of the damage to the Rouge Complex Powerhouse and the resulting financial effect on the Registrant's operations have not been determined, the Registrant believes that such damage and losses resulting from interruption of its operation should be covered by its insurance program.

     On February 12, 1999, the Registrant announced that Rouge Steel Company had resumed limited production at its hot strip mill and cold mills on February 11, 1999. The Registrant's primary operations, including its two blast furnaces, the basic oxygen furnace and continuous caster, will remain idled pending the refurbishment and restart of the Powerhouse's turbo air equipment, which is integral to the operation of the blast furnaces and was housed in the Powerhouse. The Registrant believes that the blast furnaces will return to production by April 1, 1999. In advance of the resumption of full production capacity, the Registrant has purchased an aggregate of 430,000 tons of semi-finished steel to partially support its automotive order book.

Safe Harbor Statement

     This Form 8-K contains forward-looking information about the Registrant.
A number of factors could cause the Registrant's actual results to differ materially from those anticipated, including the changes in the general economic climate, the supply of or demand for and the pricing of steel products in the Registrant's markets, potential environmental liabilities and higher than expected costs. For further information on these and other factors that could impact the Registrant and the statements contained herein, reference should be made to the Registrant's filings with the Securities and Exchange Commission.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ROUGE INDUSTRIES, INC.
                                        (Registrant)

Date: February 12, 1999                 By:     /s/ Gary P. Latendresse
                                                -----------------------
                                        Name:   Gary P. Latendresse
                                        Title:  Executive Vice President and
                                                Chief Financial Officer

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